Exhibit 10.3
A NiSource Company
1700 MacCorkle Ave SE
PO Box 1273
Charleston, WV 25325-1273
Customer Services
June 30, 2009
Ms. Nimmie Hickman
Washington Gas Light Company
6801 Industrial Park
Springfield, VA 22151

Re:	FSS Service Agreement No. 4409 FTS Service Agreement No. 4484 SST Service Agreement No. 100303
Dear Ms. Hickman:
Enclosed for your file are fully executed originals of the above-referenced agreements.
If you should have any questions, please feel free to contact me at (304) 357-3705.
Sincerely,
Jackie R. Sydnor
Team Leader, Customer Services
Enclosures
JRS:seb

Service Agreement No. 100303
Control No.
SST SERVICE AGREEMENT
THIS AGREEMENT made and entered into this 31 day of October, 2008, by and between:
COLUMBIA GAS TRANSMISSION, LLC
(“Transporter”)
AND
Washington Gas Light Company
(“Shipper”)
WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:
Section 1. Service to be Rendered. Transporter shall perform and Shipper shall receive service in accordance with the provisions of the effective SST Rate Schedule and applicable General Terms and Conditions of Transporter’s FERC Gas Tariff, Second Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission. The maximum obligation of Transporter to deliver gas hereunder to or for Shipper, the designation of the points of delivery at which Transporter shall deliver or cause gas to be delivered to or for Shipper, and the points of receipt at which Shipper shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Shipper and Transporter, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284.223 of Subpart G of the Commission’s regulations. Shipper warrants that service hereunder is being provided on behalf of Shipper.
Section 2. Term. Service under this Agreement shall commence as of November 1, 2008, and shall continue in full force and effect until March 31, 2022. Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Shipper may have under the Commission’s regulations and Transporter’s Tariff.
Section 3. Rates. Shipper shall pay Transporter the charges and furnish Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement. Transporter may agree to discount its rate to Shipper below Transporter’s maximum rate, but not less than Transporter’s minimum rate. Such discounted rate may apply to: a) specified quantities (contract demand or commodity quantities); b) specified quantities above or below a certain level or all quantities if quantities exceed a certain level; c) quantities during specified time periods: d) quantities at specified points, locations, or other defined geographical areas; and e) that a specified discounted rate will apply in a specified relationship to the quantities actually transported (i.e., that the reservation charge will be adjusted in a specified relationship to quantities actually transported). In addition, the discount agreement may include a provision that if one rate component which was at or below the applicable maximum rate at the time the discount agreement was executed subsequently exceeds the applicable maximum rate due to a change in Transporter’s maximum rate so that such rate component must be adjusted downward to equal the new applicable maximum rate, then other rate components may be adjusted upward to achieve the agreed overall rate, so long as none of the resulting rate components exceed the maximum rate applicable to that rate component. Such changes to rate components shall be applied prospectively, commencing with the date a Commission order accepts revised tariff sheets. However, nothing contained herein shall be construed to alter a refund obligation under applicable law for any period during which rates which had been charged under a discount agreement exceeded rates which ultimately are found to be just and reasonable.

Service Agreement No. 100303
Control No.
SST SERVICE AGREEMENT
Section 4. Notices. Notices to Transporter under this Agreement shall be addressed to it at Post Office Box 1273, Charleston, West Virginia 25325-1273, Attention: Manager - Customer Services and notices to Snipper shall be addressed to it at:
Washington Gas Light Company
6801 Industrial Pk
Springfield, VA 22151
Attention: Nimmie Hickman,
until changed by either party by written notice.
Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements: N/A

WASHINGTON GAS LIGHT COMPANY		COLUMBIA GAS TRASMISSION, LLC

By Title	/s/ Terry D. McCallister Terry D. McCallister	By Title	/s/ Mark S. Walke Director, Commercial Services
President & COO

Appendix A to Service Agreement No.	100303	Revision No. 0

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission, LLC

and (Shipper)	Washington Gas Light Company
Transportation Demand

Begin Date	End Date	Transportation Demand Dth/day	Recurrence Interval

November 1, 2008	March 31, 2009	396,650	10/1 - 3/31
April 1, 2009	September 30, 2009	198,325	4/1 - 9/30
October 1, 2009	March 31, 2010	396,650	10/1 - 3/31
April 1, 2010	September 30, 2010	198,325	4/1 - 9/30
October 1, 2010	March 31, 2011	396,650	10/1 - 3/31
April 1, 2011	September 30, 2011	198,325	4/1 - 9/30
October 1, 2011	March 31, 2012	396,650	10/1 - 3/31
April 1, 2012	September 30, 2012	198,325	4/1 - 9/30
October 1, 2012	March 31, 2013	396,650	10/1 - 3/31
April 1, 2013	September 30, 2013	198,325	4/1 - 9/30
October 1, 2013	March 31, 2014	396,650	10/1 - 3/31
April 1, 2014	September 30, 2014	198,325	4/1 - 9/30
October 1, 2014	March 31, 2015	396,650	10/1 - 3/31
April 1, 2015	September 30, 2015	198,325	4/1 - 9/30
October 1, 2015	March 31, 2016	396,650	10/1 - 3/31
April 1, 2016	September 30, 2016	148,744	4/1 - 9/30
October 1, 2016	March 31, 2017	297,488	10/1 - 3/31
April 1, 2017	September 30, 2017	148,744	4/1 - 9/30
October 1, 2017	March 31, 2018	297,488	10/1 - 3/31
April 1, 2018	September 30, 2018	99,163	4/1 - 9/30
October 1, 2018	March 31, 2019	198,326	10/1 - 3/31
April 1, 2019	September 30, 2019	99,163	4/1 - 9/30

Appendix A to Service Agreement No.	100303	Revision No. 0

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission, LLC

and (Shipper)	Washington Gas Light Company
Transportation Demand

Begin Date	End Date	Transportation Demand Dth/day	Recurrence interval

October 1, 2019	March 31, 2020	198,326	10/1 - 3/31
April 1, 2020	September 30, 2020	49,582	4/1 - 9/30
October 1, 2020	March 31, 2021	99,164	10/1 - 3/31
April 1, 2021	September 30, 2021	49,582	4/1 - 9/30
October 1, 2021	March 31, 2022	99,164	10/1 - 3/31
Primary Receipt Points

		Scheduling	Scheduling	Maximum Daily
Begin	End	Point	Point	Quantity	Recurrence
Date	Date	No.	Name	(Dth/Day) 1/	interval

November 1, 2008	March 31, 2009	STOR	RP Storage Point TCO	396,650	10/1 — 3/31
April 1, 2009	September 30, 2009	STOR	RP Storage Point TCO	198,325	4/1 — 9/30
October 1, 2009	March 31, 2010	STOR	RP Storage Point TCO	396,650	10/1 — 3/31
April 1, 2010	September 30, 2010	STOR	RP Storage Point TCO	198,325	4/1 — 9/30
October 1, 2010	March 31, 2011	STOR	RP Storage Point TCO	396,650	10/1 — 3/31
April 1, 2011	September 30, 2011	STOR	RP Storage Point TCO	198,325	4/1 — 9/30
October 1, 2011	March 31, 2012	STOR	RP Storage Point TCO	396,650	10/1- 3/31
April 1, 2012	September 30, 2012	STOR	RP Storage Point TCO	198,325	4/1 — 9/30
October 1, 2012	March 31, 2013	STOR	RP Storage Point TCO	396,650	10/1 — 3/31
April 1, 2013	September 30, 2013	STOR	RP Storage Point TCO	198,325	4/1 — 9/30
October 1, 2013	March 31, 2014	STOR	RP Storage Point TCO	396,650	10/1 — 3/31
April 1, 2014	September 30, 2014	STOR	RP Storage Point TCO	198,325	4/1 — 9/30
October 1, 2014	March 31, 2015	STOR	RP Storage Point TCO	396,650	10/1 — 3/31
April 1, 2015	September 30, 2015	STOR	RP Storage Point TCO	198,325	4/1 — 9/30
October 1, 2015	March 31, 2016	STOR	RP Storage Point TCO	396,650	10/1 — 3/31
April 1, 2016	September 30, 2016	STOR	RP Storage Point TCO	148,744	4/1 — 9/30

Appendix A to Service Agreement No.	100303	Revision No. 0

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission, LLC

and (Shipper)	Washington Gas Light Company
Primary Receipt Points

		Scheduling	Scheduling	Maximum Daily
Begin	End	Point	Point	Quantity	Recurrence
Date	Date	No.	Name	(Dth/Day) 1/	interval

October 1, 2016	March 31, 2017	STOR	RP Storage Point TCO	297,488	10/1 - 3/31
April 1, 2017	September 30, 2017	STOR	RP Storage Point TCO	148,744	4/1 - 9/30
October 1, 2017	March 31, 2018	STOR	RP Storage Point TCO	297,488	10/1 - 3/31
April 1, 2018	September 30, 2018	STOR	RP Storage Point TCO	99,163	4/1 - 9/30
October 1, 2018	March 31, 2019	STOR	RP Storage Point TCO	198,326	10/1 - 03/31
April 1, 2019	September 30, 2019	STOR	RP Storagn Point TCO	99,163	4/1 - 9/30
October 1, 2019	March 31, 2020	STOR	RP Storage Point TCO	198,326	10/1 03/31
April 1, 2020	September 30, 2020	STOR	RP Storage Point TCO	49,582	4/1 - 9/30
October 1, 2020	March 31, 2021	STOR	RP Storage Point TCO	99,164	10/1 - 3/31
April 1, 2021	September 30, 2021	STOR	RP Storage Point TCO	49,582	4/1 - 9/30
October 1, 2021	March 31, 2022	STOR	RP Storage Point TCO	99,164	10/1 - 3/31
Primary Delivery Points

									Minimum
						Maximum	Design		Delivery
		Scheduling	Scheduling	Measuring	Measuring	Daily Delivery	Daily	Aggregate	Pressure	Hourly
Begin	End	Point	Point	Point	Point	Obligation	Quantity	Daily	Obligation	Flowrate	Recurrence
Date	Date	No.	Name	No.	Name	(Dth/Day) 1/	(Dth/Day) 1/	Quantity 1/	(psig) 1/	(Dth/Day) 1/	interval

November 1, 2008	March 31, 2016	78-28	WASHINGTON GAS 28	805458	BRINK	46,002			300		10/1 - 3/31
November 1, 2008	March 31, 2016	78 -28	WASHINGTON GAS-28	805458	BRINK	33,581			300		4/1 - 9/30
November 1, 2008	March 31, 2016	78-28	WASHINGTON GAS-28	835175	WGL POOLESVILLE	2,400					10/1 - 3/31
November 1, 2008	March 31, 2016	78-28	WASHINGTON GAS 28	835175	WGL POOLESVILLE	1,752					4/1 - 9/30
April 1, 2016	March 31, 2018	78-28	WASHINGTON GAS- 28	806458	BRINK	34,502			300		10/1 - 3/31
April 1, 2016	March 31, 2018	78-28	WASHINGTON GAS-28	805458	BRINK	26,221			300		4/1 - 9/30
April 1, 2016	March 31, 2018	78-28	WASHINGTON GAS-28	835175	WGL POOLESVILLE	1,800					10/1 - 3/31
April 1, 2016	March 31, 2018	78-28	WASIHNGTON GAS-28	835175	WGL POOLESVlLLE	1,368					4/1-9/30

Appendix A to Service Agreement No.	100303	Revision No. 0
Under Rate Schedule	SST
Between (Transporter)	Columbia Gas Transmission, LLC
and (Shipper)	Washington Gas Light Company
Primary Delivery Points

									Minimum
						Maximum	Design		Delivery
		Scheduling	Scheduling	Measuring	Measuring	Daily Delivery	Daily	Aggregate	Pressure	Hourly
Begin	End	Point	Point	Point	Point	Obligation	Quantity	Daily	Obligation	Flowrate	Recurrence
Date	Date	No.	Name	No.	Name	(Dth/Day) 1/	(Dth/Day) 1/	Quantity 1/	(psig) 1/	(Dth/hour 1/	Interval

April 1, 2018	March 31, 2020	78-28	WASHINGTON GAS-28	805458	BRINK	23,001			300		10/1 - 3/31
April 1, 2018	March 31, 2020	78-28	WASHINGTON GAS-28	805458	BRINK	18,631			300		4/1 - 9/30
April 1, 2018	March 31, 2020	78-28	WASHINGTON GAS-28	835175	WGL POOLESVILLE	1,200					10/1 - 3/31
April 1, 2018	March 31, 2020	78-28	WASHINGTON GAS-28	835175	WGL POOLESVILLE	972					4/1 - 9/30
April 1, 2020	March 31, 2022	78-28	WASHINGTON GAS-28	805458	BRINK	11,501			300		10/1 - 3/31
April 1, 2020	March 31, 2022	78-28	WASHINGTON GAS-28	805458	BRINK	10,120			300		4/1 - 9/30
April 1, 2020	March 31. 2022	78-28	WASHINGTON GAS-28	835175	WGL POOLESVILLE	600					10/1 - 3/31
April 1, 2020	March 31, 2022	78-28	WASHINGTON GAS-28	835175	WGL POOLESVILLE	528					4/1 - 9/30
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	802675	WGL Dranesville	135,303			300		10/1 - 3/31
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	802675	WGL Dranesville	96,771			300		4/1 - 9/30
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	802677	ROCKVILLE	488,585			300		10/1 - 3/31
November 1, 2008	March 31, 2016	78-30	WASHING TON GAS-30	802677	ROCKVILLE	356,667			300		4/1 - 9/30
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	803276	WGL Cedar Creek	12,509			500		10/1 - 3/31
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	803276	WGL Cedar Creek	9,132			500		4/1 - 9/30
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	804581	MANASSAS	0					10/I - 3/31
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	804581	MANASSAS	0					4/1 - 9/30
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	805007	STRASBURG	1,700			300		10/1 - 3/31
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	805007	STRASBURG	1,241			300		4/1 - 9/30
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	805181	New Markek	750			300		10/1 - 3/31
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	805181	New Market	548			300		4/1 - 9/30
November 1, 2008	March 31, 2016	78-30	WASHING] ON GAS-30	805268	Howell Metal Co.	372			50		10/1 - 3/31
November 1, 2008	March 31, 2016	78 30	WASHINGTON GAS-30	805268	Howell Metal Co.	272			50		4/1 - 9/30
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	805439	NINEVEH	16,712			500		10/1 - 3/31
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	805439	NINEVEH	12,200			500		4/1 - 9/30
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	807000	MAIN LINE CUSTOMER	710					10/1 - 3/31
November 1 , 2008	March 31, 2016	78-30	WASHINGTON GAS-30	807000	MAIN LINE CUSTOMER	518					4/1 - 9/30
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	819683	WOODSTOCK	4,400			300		10/1 - 3/31

Appendix A to Service Agreement No.	100303	Revision No. 0

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission, LLC

and (Shipper)	Washington Gas Light Company
Primary Delivery Points

									Minimum
						Maximum	Design		Delivery
		Scheduling	Scheduling	Measuring	Measuring	Daily Delivery	Daily	Aggregate	Pressure	Hourly
Begin	End	Point	Point	Point	Point	Obligation	Quantity	Daily	Obligation	Flow rate	Recurrence
Date	Date	No.	Name	No.	Name	(Dth/Day) 1/	(Dth/Day) 1/	Quantity 1/	(psig) 1/	(Dth/hour) 1/	Interval
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	819683	WOODSTOCK	3,212			300		4/1-9/30
November 1, 2008	March 31, 2016	78 30	WASHINGTON GAS-30	828715	WGL Mt Jackson	400			300		10/1 - 3/31
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	828715	WGL Mt Jackson	292			300		4/1 - 9/30
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	831526	ROCKVILLE HEATER F	0					10/1 - 3/31
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	831526	ROCKVILLE HEATER F	0					4/1 - 9/30
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	831527	ROCKVILLE HEATER F	0					10/1 - 3/31
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	831527	ROCKVILLE HEATER F	0					4/1 - 9/30
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	832737	Mt. View Rendering Co.	1,350					10/1 3/31
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	832737	Mt. View Rendering Co.	986					4/1 - 9/30
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	832797	MT. VIEW HTR FUEL RE	0					10/1 - 3/31
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	832797	MT. VIEW HTR FUEL RE	0					4/1 - 9/30
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	834217	ASPHALT	0					10/1 - 3/31
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	S34217	ASPHALT	0					4/1 - 9/30
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	834308	MIDDLEBURG	960					10/1 - 3/31
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	834308	MIDDLEBURG	701					4/1 - 9/30
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	835804	WGL Linton Hall	7,200					10/1 - 3/31
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	835804	WGL Linton Hall	5,256					4/1 - 9/30
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	835865	LAKE MANASSAS	1,440					10/1 - 3/31
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	835865	LAKE MANASSAS	1,051					4/1 - 9/30
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	836717	WGL-CHANRLLY	21,645			300		10/1 - 3/31
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	836717	WGL -CHANRLLY	15.801			300		4/1 9/30
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	890191	SHENANDOAH VALLEY	48			300		10/1 - 3/31
November 1, 2008	March 31, 2016	78-30	WASHINGTON GAS-30	890191	SHENANDOAH VALLEY	35			300		4/1 - 9/30
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS-30	802675	WGL Dranesville	101,477			300		10/1 - 3/31
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS-30	802675	WGL Dranesville	77,123			300		4/1 - 9/30
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS-30	802677	ROCKVILLE	366,439			300		10/1 - 3/31
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS-30	802677	ROCKVILLE	278,493			300		4/1 - 9/30

Appendix A to Service Agreement No.	100303	Revision No. 0

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission, LLC

and (Shipper)	Washington Gas Light Company
Primary Delivery Points

									Minimum
						Maximum	Design		Delivery
		Scheduling	Scheduling	Measuring	Measuring	Daily Delivery	Daily	Aggregate	Pressure	Hourly
Begin	End	Point	Point	Point	Point	Obligation	Quantity	Daily	Obligation	Flowrate	Recurrence
Date	Data	No.	Name	No.	Name	(Dth/Day) 1/	(Dth/Day) 1/	Quantity 1/	(psig) 1/	(Dth/hour) 1/	Interval

April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS - 30	803276	WGL Cedar Creek	9,382			500		10/1 - 3/31
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS - 30	803276	WGL Cedar Creek	7,130			500		4/1 - 9/30
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS - 30	804581	MANASSAS	0					10/1 - 3/31
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS - 30	804581	MANASSAS	0					4/1 - 9/30
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS - 30	805007	STRASBURG	1,275			300		10/1 - 3/31
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS - 30	805007	STRASBURG	969			300		4/1 - 9/30
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS - 30	805181	New Market	563			300		10/1 - 3/31
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS - 30	805181	New Market	428			300		4/1 - 9/30
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS - 30	805268	Howell Metal Co.	279			50		10/1 - 3/31
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS - 30	805268	Howell Metal Co.	212			50		4/1 - 9/30
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS - 30	805439	NINEVEH	12,534			500		10/1 - 3/31
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS - 30	805439	NINEVEH	9,526			500		4/1 - 9/30
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS - 30	807000	MAIN LINE CUSTOMER	533					10/1 - 3/31
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS - 30	807000	MAIN LINE CUSTOMER	405					4/1 - 9/30
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS - 30	819683	WOODSTOCK	3,300			300		10/1 - 3/31
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS - 30	819683	WOODSTOCK	2,508			300		4/1 - 9/30
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS - 30	828715	WGL Mt Jackson	300			300		10/1 - 3/31
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS - 30	828715	WGL Mt Jackson	228			300		4/1 - 9/30
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS - 30	831526	ROCKVILLE HEATER F	0					10/1 - 3/31
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS - 30	831526	ROCKVILLE HEATER F	0					4/1 - 9/30
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS - 30	831527	ROCKVILLE HEATER F	0					10/1 - 3/31
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS - 30	831527	ROCKVILLE HEATER F	0					4/1 - 9/30
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS - 30	832737	Mt. View Rendering Co.	1,013					10/1 - 3/31
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS - 30	832737	Mt. View Rendering Co.	770					4/1 - 9/30
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS - 30	832797	MT. VIEW HTR FUEL RE	0					10/1 - 3/31
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS - 30	832797	MT. VIEW HTR FUEL RE	0					4/1 - 9/30
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS - 30	834217	ASPHALT	0					10/1 - 3/31

Appendix A to Service Agreement No.	100303	Revision No. 0

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission, LLC

and (Shipper)	Washington Gas Light Company
Primary Delivery Points

									Minimum
						Maximum	Design		Delivery
		Scheduling	Scheduling	Measuring	Measuring	Daily Delivery	Daily	Aggregate	Pressure	Hourly
Begin	End	Point	Point	Point	Point	Obligation	Quantity	Daily	Obligation	Flowrate	Recurrence
Date	Date	No.	Name	No.	Name	(Dth/Day) 1/	(Dth/Day) 1/	Quantity	(psig) 1/	(Dth/hour) 1/	Interval

April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS - 30	834217	ASPHALT	0					4/1 - 9/30
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS - 30	834308	MIDDLEBURG	720					10/1 - 3/31
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS - 30	834308	MIDDLEBURG	547					4/1 - 9/30
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS - 30	835804	WGL. Linton Hall	5,400					10/1 - 3/31
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS - 30	835804	WGL. Linton Hall	4,104					4/1 - 9/30
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS - 30	835865	LAKE MANASSAS	1,080					10/1 - 3/31
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS - 30	835865	LAKE MANASSAS	821					4/1 - 9/30
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS - 30	836717	WGL-CHANTILLY	16,234			300		10/1 - 3/31
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS - 30	836717	WGL-CHANTILLY	12,338			300		4/1 - 9/30
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS - 30	890191	SHENANDOAH VALLLEY	36			300		10/1 - 3/31
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS - 30	890191	SHENANDOAH VALLLEY	27			300		4/1 - 9/30
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS - 30	802675	WGL Dranesville	67,652			300		10/1 - 3/31
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS - 30	802675	WGL Dranesville	54,798			300		4/1 - 9/30
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS - 30	802677	ROCKVLLE	244,293			300		10/1 - 3/31
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS - 30	802677	ROCKVLLE	197,877			300		4/1 - 9/30
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS - 30	803276	WGL Cedar Creek	6,255			500		10/1 - 3/31
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS - 30	803276	WGL Cedar Creek	5,066			500		4/1 - 9/30
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS - 30	804581	MANASSAS	0					10/1 - 3/31
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS - 30	804581	MAMASSAS	0					4/1 - 9/30
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS - 30	805007	STRASBURG	850			300		10/1 - 3/31
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS - 30	805007	STRASBURG	689			300		4/1 - 9/30
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS - 30	805181	New Market	375			300		10/1 - 3/31
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS - 30	8O5181	New Market	304			300		4/1 - 9/30
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS - 30	805268	Howell Metal Co.	186			50		10/1 - 3/31
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS - 30	805268	Howell Metal Co	151			50		4/1 - 9/30
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS - 30	805439	NINEVEH	8,356			500		10/1 - 3/31
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS - 30	805439	NINEVEH	6,768			500		4/1 - 9/30

Appendix A to Service Agreement No.	100303	Revision No. 0

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission, LLC

and (Shipper)	Washington Gas Light Company
Primary Delivery Points

									Minimum
						Maximum	Design		Delivery
		Scheduling	Scheduling	Measuring	Measuring	Daily Delivery	Daily	Aggregate	Pressure	Hourly
Begin	End	Point	Point	Point	Point	Obligation	Quantity	Daily	Obligation	Flowrate	Recurrence
Date	Date	No.	Name	No.	Name	(Dth/Day) 1/	(Dth/Day) 1/	Quantity 1/	(psig) 1/	(Dth/hour) 1/	Interval

April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	807000	MAIN LINE CUSTOMER	355					10/1 – 3/31
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	807000	MAIN LINE CUSTOMER	288					4/1 – 9/30
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	819683	WOODSTOCK	2,200			300		10/1 – 3/31
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	819683	WOODSTOCK	1,782			300		4/1 - 9/30
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	828715	WGL Mt Jackson	200			300		10/1 – 3/31
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	828715	WGL Mt Jackson	162			300		4/1 – 9/30
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	831526	ROCKVILLE HEATER F	0					10/1 – 3/31
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	831526	ROCKVILLE HEATER F	0					4/1 – 9/30
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	831527	ROCKVILLE HEATER F	0					10/1 – 3/31
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	831527	ROCKVILLE HEATER F	0					4/1 – 9/30
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	832737	Mt. View Rendering Co	675					10/1 – 3/31
April 1, 2018	Marco 31, 2020	78-30	WASHINGTON GAS-30	832737	Mt. View Rendering Co	547					4/1 – 9/30
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	832797	MT. VIEW HTR FUEL RE	0					10/1 – 3/31
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	832797	MT. VIEW HTR FUEL RE	0					4/1 – 9/30
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	834217	ASPHALT	0					10/1 – 3/31
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	834217	ASPHALT	0					4/1 – 9/31
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	834308	MIDDLEBURG	480					10/1 – 3/31
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	834308	MIDDLEBURG	389					4/1 – 9/30
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	835804	WGL Linton Hall	3,600					10/1 – 3/31
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	835804	WGL Linton Hall	2,916					4/1 – 9/30
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	835865	LAKE MANASSAS	720					10/1 – 3/31
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	835865	LAKE MANASSAS	583					4/1 – 9/30
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	836717	WGL-CHANTILLY	10,823			300		10/1 – 3/31
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	836717	WGL-CHANTILLY	8,766			300		4/1 – 9/30
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	890191	SHENANDOAH VALLEY	24			300		10/1 – 3/31
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30	890191	SHENANDOAH VALLEY	19			300		4/1 – 9/30
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	802675	WGL Dranesville	33,826			300		10/1 – 3/31

Appendix A to Service Agreement No.	100303	Revision No. 0

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission, LLC

and (Shipper)	Washington Gas Light Company
Primary Delivery Points

									Minimum
						Maximum	Design		Delivery
		Scheduling	Scheduling	Measuring	Measuring	Daily Delivery	Daily	Aggregate	Pressure	Hourly
Begin	End	Point	Point	Point	Point	Obligation	Quantity	Daily	Obligation	Flowrate	Recurrence
Date	Date	No.	Name	No.	Name	(Dth/Day) 1/	(Dth/Day) 1/	Quantity 1/	(psig) 1/	(Dth/hour) 1/	Interval

April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	802675	WGL Dranesville	29,767			300		4/1 - 9/30
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	802677	ROCKVILLE	122,146			300		10/1 - 3/31
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	802677	ROCKVILLE	107,489			300		4/1 - 9/30
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	803276	WGL Cedar Creek	3,127			500		10/1 - 3/31
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	803276	WGL Cedar Creek	2,752			500		4/1 - 9/30
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	804581	MANASSAS	0					10/1 - 3/31
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	804581	MANASSAS	0					4/1 - 9/30
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	805007	STRASBURG	425			300		10/1 - 3/31
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	805007	STRASBURG	374			300		4/1 - 9/30
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	805181	New Market	186			300		10/1 - 3/31
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	805181	New Market	165			300		4/1 - 9/30
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	805268	Howell Metal Co.	93			50		10/1 - 3/31
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	805268	Howell Metal Co.	82			50		4/1 - 9/30
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	805439	NINEVEH	4,178			500		10/1 - 3/31
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	805439	NINEVEH	3,677			500		4/1 - 9/30
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	807000	MAIN LINE CUSTOMER	178					10/1 - 3/31
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	807000	MAIN LINE CUSTOMER	156					4/1 - 9/30
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	819683	WOODSTOCK	1,100			300		10/1 - 3/31
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	819683	WOODSTOCK	968			300		4/1 - 9/30
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	828715	WGL Mt Jackson	100			300		10/1 - 3/31
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	828715	WGL Mt Jackson	88			300		4/1 - 9/30
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	831526	ROCKVILLE HEATER F	0					10/1 - 3/31
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	831526	ROCKVILLE HEATER F	0					4/1 - 9/30
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	831527	ROCKVILLE HEATER F	0					10/1 - 3/31
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	831527	ROCKVILLE HEATER F	0					4/1 - 9/30
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	832737	Mt. View Rendering Co.	338					10/1 - 3/31
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	832737	Mt. View Rendering Co.	297					4/1 - 9/30

Appendix A to Service Agreement No.	100303	Revision No. 0

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission, LLC

and (Shipper)	Washington Gas Light Company
Primary Delivery Points

									Minimum
						Maximum	Design		Delivery
		Scheduling	Scheduling	Measuring	Measuring	Daily Delivery	Daily	Aggregate	Pressure	Hourly
Begin	End	Point	Point	Point	Point	Obligation	Quantity	Daily	Obligation	Flowrate	Reccurence
Date	Date	No.	Name	No.	Name	(Dth/Day) 1/	(Dth/Day) 1/	Quantity 1/	(psig) 1/	(Dth/Day) 1/	Interval

April 1, 2020	March 31 , 2022	78-30	WASHINGTON GAS-30	832797	MT. VIEW HTR FUEL RE	0					10/1-3/31
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	832797	MT. VIEW HTR FUEL RE	0					4/1-9/30
April 1, 2020	March 31,2022	78-30	WASHINGTON GAS-30	834217	ASPHALT	0					10/1-3/31
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	834217	ASPHALT	0					4/1-9/30
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	834308	MIDDLEBURG	240					10/1-3/31
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	834308	MIDDLEBURG	211					4/1-9/30
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	835804	WGL Linton Hall	1,800					10/1-3/31
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	835804	WGL Linton Hall	1,584					4/1-9/30
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	835865	LAKE MANASSAS	360					10/1-3/31
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	835865	LAKE MANASSAS	317					4/1-9/30
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	836717	WGL-CHANTILLY	5,411			300		10/1-3/31
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	836717	WGL-CHANTILLY	4,762			300		4/1-9/30
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	890191	SHENANDOAH VALLEY	12			300		10/1-3/31
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30	890191	SHENANDOAH VALLEY	11			300		4/1-9/30
November 1, 2008	March 31, 2009	LOSTRI	Lost River	LOSTRI	Lost River	30,000					10/1-3/31
April 1, 2009	September 30, 2009	LOSTRI	Lost River	LOSTRI	Lost River	21,900					4/1-9/30
October 1, 2009	March 31, 2010	LOSTRI	Lost River	LOSTRI	Lost River	30,000					10/1-3/31
April 1, 2010	September 30, 2010	LOSTRI	Lost River	LOSTRI	Lost River	21,900					4/1-9/30
October 1,2010	March 31, 2011	LOSTRI	Lost River	LOSTRI	Lost River	30,000					10/1-3/31
April 1, 2011	September 30, 2011	LOSTRI	Lost River	LOSTRI	Lost River	21,900					4/1-9/30
October 1, 2011	March 31 , 2012	LOSTRI	Lost River	LOSTRI	Lost River	30,000					10/1-3/31
April 1, 2012	September 30, 2012	LOSTRI	Lost River	LOSTRI	Lost River	21,900					4/1-9/30
October 1, 2012	March 31, 2013	LOSTRI	Lost River	LOSTRI	Lost River	30,000					10/1-3/31
April 1, 2013	September 30, 2013	LOSTRI	Lost River	LOSTRI	Lost River	21,900					4/1-9/30
October 1, 2013	March 31, 2014	LOSTRI	Lost River	LOSTRI	Lost River	30,000					10/1-3/31
April 1, 2014	September 30, 2014	LOSTRI	Lost River	LOSTRI	Lost River	21,900					4/1-9/30
October 1, 2014	March 31, 2015	LOSTRI	Lost River	LOSTRI	Lost River	30,000					10/1-3/31

Appendix A to Service Agreement No.	100303	Revision No. 0

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission, LLC

and (Shipper)	Washington Gas Light Company
Primary Delivery Points

									Minimum
						Maximum	Design		Delivery
		Scheduling	Scheduling	Measuring	Measuring	Daily Delivery	Daily	Aggregate	Pressure	Hourly
Begin	End	Point	Point	Point	Point	Obligation	Quantity	Daily	Obligation	Flowrate	Recunence
Date	Date	No.	Name	No.	Name	(Dth/Day) 1/	(Dth/Day) 1/	Quantity 1/	(psig) 1/	(Dth/hour) 1/	Interval

April 1, 2015	September 30, 2015	LOSTRI	Lost River	LOSTRI	Lost River	21,900					4/1 – 9/30
October 1, 2015	March 31, 2016	LOSTRI	Lost River	LOSTRI	Lost River	30,000					10/1 – 3/31
April 1, 2016	September 30, 2016	LOSTRI	Lost River	LOSTRI	Lost River	17,100					4/1 – 9/30
October 1, 2016	March 31, 2017	LOSTRI	Lost River	LOSTRI	Lost River	22,500					10/1 – 3/31
April 1, 2017	September 30, 2017	LOSTRI	Lost River	LOSTRI	Lost River	17,100					4/1 – 9/30
October 1, 2017	March 31, 2018	LOSTRI	Lost River	LOSTRI	Lost River	22,500					10/1 – 3/31
April 1, 2018	September 30, 2018	LOSTRI	Lost River	LOSTRI	Lost River	12.150					4/1 – 9/30
October 1, 2018	March 31, 2019	LOSTRI	Lost River	LOSTRI	Lost River	15,000					10/1 – 3/31
April 1 , 2019	September 30, 2019	LOSTRI	Lost River	LOSTRI	Lost River	12,150					4/1 – 9/30
October 1, 2019	March 31, 2020	LOSTRI	Lost River	LOSTRI	Lost River	15,000					10/1 – 3/31
April 1, 2020	September 30, 2020	LOSTRI	Lost River	LOSTRI	Lost River	6,600					4/1 – 9/30
October 1, 2020	March 31, 2021	LOSTRI	Lost River	LOSTRI	Lost River	7,500					10/1 – 3/31
April 1, 2021	September 30, 2021	LOSTRI	Lost River	LOSTRI	Lost River	6,600					4/1 – 9/30
October 1, 2021	March 31, 2022	LOSTRI	Lost River	LOSTRI	Lost River	7,500					10/1 – 3/31
November 1, 2008	March 31, 2016	LOUDOUN	LOUDOUN LNG	837337	LOUDOUN	101,363			300		10/1 – 3/31
November 1, 2008	March 31, 2016	LOUDOUN	LOUDOUN LNG	837337	LOUDOUN	73,995			300		4/1 – 9/30
April 1, 2016	March 31, 2018	LOUDOUN	LOUDOUN LNG	837337	LOUDOUN	76,022			300		10/1 – 3/31
April 1, 2016	March 31, 2018	LOUDOUN	LOUDOUN LNG	837337	LOUDOUN	57,777			300		4/1 – 9/30
April 1,2018	March 31, 2020	LOUDOUN	LOUDOUN LNG	837337	LOUDOUN	50,682			300		10/1 – 3/31
April 1,2018	March 31, 2020	LOUDOUN	LOUDOUN LNG	837337	LOUDOUN	41,052			300		4/1 – 9/30
April 1, 2020	March 31, 2022	LOUDOUN	LOUDOUN LNG	837337	LOUDOUN	25,341			300		10/1 – 3/31
April 1, 2020	March 31, 2022	LOUDOUN	LOUDOUN LNG	837337	LOUDOUN	22,300			300		4/1 – 9/30

Appendix A to Service Agreement No.	100303	Revision No. 0

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission, LLC

and (Shipper)	Washington Gas Light Company

1/      Application of MDDOs, DDQs and ADQs and/or minimum pressure and/or hourly flowrate shall be as follows:

Appendix A to Service Agreement No.	100303	Revision No. 0

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission, LLC

and (Shipper)	Washington Gas Light Company
FN01 – This footnote applies to the following Measuring Point No: LOSTRI
THE HAMPSHIRE INJECTION MDDO IS ZERO (0) DTH/D) FROM NOVEMBER 1 THROUGH MARCH 31. IN NO EVENT SHALL THE HOURLY WITHDRAWAL QUANTITY EXCEED 105% OF 1/24TH OF THE RATE SCHEDULE X-39 WHICH CONTRACT DEMAND LEVEL IS BASED ON A CONVERSION FACTOR OF 1.035 DTH PER MCF.
FN02 — This footnote applies to the following Measuring Point Nos: 802675, 802677, and 837337.
THE MAXIMUM DAILY DELIVERY OBLIGATIONS FOR LOUDOUN, DRANESVILLE AND ROCKVILLE SHALL APPLY ON AN HOURLY BASIS AS FOLLOWS: THE MAXIMUM HOURLY FLOW RATE TRANSPORTER IS OBLIGATED TO PROVIDE TO WASHINGTON GAS (WG), AT LOUDOUN, DRANESVILLE AND ROOKVILLE WILL BE 5,490, 5,633, AND 20,765 DTH/HOUR RESPECTIVELY, PROVIDED WG MAINTAINS A TOTAL FIRM ENTITLEMENT OF 751,087 DTH/DAY AND THE CURRENT MAXIMUM DAILY DELIVERY OBLIGATIONS OF 131,758 DTH/DAY AT LOUDOUN, 132,542 DTH/DAY AT DRANESVILLE, AND 488,585 DTH/DAY AT ROCKVILLE AND 50,000 DTHS OF HAMPSHIRE (X-39) VOLUMES ARE NOMINATED, CONFIRMED AND SCHEDULED (NCS) ON ANY GAS DAY.
THE MAXIMUM HOURLY FLOW RATE OBLIGATION OF 20,765 DTH/HOUR AT ROCKVILLE IS CONTINGENT UPON 50,000 DTHS BEING NOMINATED, CONFIRMED, AND SCHEDULED FROM HAMPSHIRE (X-39) ON ANY GAS DAY. THE MAXIMUM HOURLY FLOW RATE OBLIGATION OF 20,765 DTH/HOUR WILL BE PROPORTIONATELY REDUCED WHEN VOLUMES LESS THAN 50,000 DTHS ARE NOMINATED, CONFIRMED AND SCHEDULED FROM HAMPSHIRE (X 39). FOR EXAMPLE, THE MAXIMUM HOURLY FLOW RATE OBLIGATION AT ROCKVILLE WOULD BE 20,358 DTH/HOUR AND 20,561 DTH/HOUR WHEN THE NOMINATED, CONFIRMED AND SCHEDULED QUANTITIES FROM HAMPSHIRE (X-39) ARE ZERO (0) AND 25,000 DTHS ON ANY GAS DAY.
IF THERE IS A REDUCTION IN THE TOTAL FIRM ENTITLEMENT OR THE CURRENT MAXIMUM DAILY DELIVERY OBLIGATIONS OF WG AT LOUDOUN, DRANESVILLE AND/OR ROCKVILLE, THE MAXIMUM HOURLY FLOW RATE AT THESE POINTS WILL BE DETERMINED AS FOLLOWS: LOUDOUN 1/24TH OF REVISED MDDO; DRANESVILLE 102% OF 1/24TH OF THE REVISED MDDO; AND ROCKVILLE 1/24TH OF THE REVISED MDDO PLUS THE HOURLY FLOW RATE ASSOCIATED WITH THE HAMPSHIRE (X-39) VOLUMES REFERENCED ABOVE. THE HOURLY FLOW RATE INCREASE ASSOCIATED WITH ANY INCREASES TO THE MDDO’S AT LOUDOUN, DRANESVILLE AND/OR ROCKVILLE WILL BE NEGOTIATED BUT THE INCREASE WILL NOT BE BELOW 1/24TH OF THE MDDO OR THE ADDITION.
ANY DIFFERENCE BETWEEN WG’S ACTUAL HOURLY USAGE AT ROCKVILLE AND WG’S CONTRACTUAL HOURLY FLOW COMMITMENT AT ROCKVILLE WILL INCREASE WG’S HOURLY FLOW RIGHTS AT EITHER DRANESVILLE OR LOUDOUN, SUBJECT TO FACILITY LIMITATIONS AND PRIMARY FIRM OBLIGATIONS AT THOSE POINTS.
THESE HOURLY FLOWRATE OBLIGATIONS WILL BE PROPORTIONATELY REDUCED BY 100% OF 1/24TH OF:
•	QUANTITIES NOMINATED, CONFIRMED, AND SCHEDULED UNDER WG’S FTS SERVICE AGREEMENTS BELOW THE MAXIMUM CONTRACT QUANTITY ON ANY GAS DAY.

•	FTS OR SST QUANTITIES THAT ARE NOMINATED, CONFIRMED, AND SCHEDULED TO A SECONDARY DELIVERY POINT, AND

•	ANY SST QUANTITIES REDUCED AS A RESULT OF SEASONAL ADJUSTMENTS.
IF THIRD PARTY SHIPPERS WITH PRIMARY DELIVERY POINTS AT THE ROCKVILLE AND DRANESVILLE GATE STATIONS NOMINATE, CONFIRM, AND

Appendix A to Service Agreement No	100303	Revision No. 0

Under Rate Schedule	SST

Between (Transporter}	Columbia Gas Transmission, LLC

and (Shipper)	Washington Gas Light Company
SCHEDULE CAPACITY TO MLI78-30 FOR DELIVERY TO THOSE PRIMARY DELIVERY POINTS, ONE-TWENTY-FOURTH (1/24) OR THE ACTUAL CONTRACTUAL HOURLY FLOW RIGHT, IF GREATER THAN 1/24, OF SUCH THIRD PARTY CAPACITY NOMINATED, CONFIRMED, AND SCHEDULED FOR DELIVERY TO THOSE POINTS WILL BE AVAILABLE TO WASHINGTON GAS AS THE CITY GATE OPERATOR IN ADDITION TO WASHINGTON GAS’ OWN CONTRACTUAL HOURLY FLOW ENTITLEMENTS.
GFN1- This footnote applies to all scheduling points on this contract:
UNLESS MEASURING POINT SPECIFIC MDDOS ARE SPECIFIED IN A SEPARATE FIRM SERVICE AGREEMENT BETWEEN TRANSPORTER AND SHIPPER, TRANSPORTER’S AGGREGATE MAXIMUM DAILY DELIVERY OBLIGATION, UNDER THIS AND ANY OTHER SERVICE AGREEMENT BETWEEN TRANSPORTER AND SHIPPER, AT THE MEASURING POINTS LISTED ABOVE SHALL NOT EXCEED THE MDDO QUANTITIES SET FORTH ABOVE FOR EACH MEASURING POINT. ANY MEASURING POINT SPECIFIC MDDOS IN A SEPARATE FIRM SERVICE AGREEMENT BETWEEN TRANSPORTER AND SHIPPER OR ANY SHIPPER SHALL BE ADDITIVE TO THE INDIVIDUAL MEASURING POINT MDDOS SET FORTH HEREIN.

Appendix A to Service Agreement No.	100303	Revision No. 0

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission, LLC

and (Shipper)	Washington Gas Light Company
The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions of Transporter’s Tariff is incorporated herein by reference for purposes of listing valid secondary receipt and delivery points.
☐ Yes ☑ No (Check applicable blank) Transporter and Shipper have mutually agreed to a Regulatory Restructuring Reduction Option pursuant to Section 42 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.
☐ Yes ☑ No (Check applicable blank) Shipper has a contractual right of first refusal equivalent to the right of first refusal set forth from time to time in Section 4 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.
Service pursuant to this Appendix A, Revision No. 0 shall be effective from November 1, 2008 through March 31, 2022.
☐ Yes ☑ No (Check applicable blank) This Appendix A, Revision No. 0 shall cancel and supersede the previous Appendix A, Revision No. effective as of      , to the Service Agreement referenced above.
☐ Yes ☑ No (Check applicable blank) All gas shall be delivered at existing points of interconnection within the MDDOs, and/or ADQs, and/or DDQs, as applicable, set forth in transporter’s currently effective Rate Schedule SST Appendix A with Shipper, which for such points set forth are incorporated herein by reference.
☐ Yes ☑ No (Check applicable blank) This Service Agreement covers interim capacity sold pursuant to the provisions of General Terms and Conditions Section 4.2(j). Right of first refusal rights, if any, applicable to this interim capacity are limited as provided for in General Terms and Conditions Section 4.2(j).
With the exception of this Appendix A, Revision No. 0 all other terms and conditions of said Service Agreement shall remain in full force and effect.

	Washington Gas Light Company		Columbia Gas Transmission, LLC

By:	/s/ Terry D. McCallister	By:	/s/ Mark S. Wilke
Its:	Terry D. McCallister	Its:	Director, Commercial Services
Date:	President & COO	Date:	6-12-09